EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Chartwell International Inc. (the “Company”) on Form 10-QSB for the period ended April 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), we, Imre Eszenyi, Acting President and Chairman of the Board and Paul Biberkraut, Chief Financial and Administrative Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 6, 2006

/s/ Imre Eszenyi

Imre Eszenyi

Acting President and Chairman of the Board

(Principal Executive Officer)

/s/ Paul Biberkraut

Paul Biberkraut

Chief Financial and Administrative Officer

(Principal Financial Officer and Principal Accounting Officer)